UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2009

AFFINITY GOLD CORP.
(Exact name of registrant as specified in its charter)

Commission File Number 333-142890

Nevada	26-4152475
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

7950 Main Street, Suite #217
Maple Grove, MN  55369
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: 763-424-4754

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.

On September 30, 2009, Affinity Gold Corp. (the “Company”) issued 125,000 shares of common stock of the Company to 2 individuals due to the closing of the Company’s private placement at $1.00 per share for total gross proceeds of $125,000.  The Company believes that the two issuances are exempt from registration under Regulation S promulgated under the Securities Act as the securities were issued to the individuals through offshore transactions which were negotiated and consummated outside of the United States.

Item 4.01. Changes in Registrant’s Certifying Accountant.

On September 30, 2009, the Board of Directors of the Company approved and authorized the dismissal of Maddox Ungar Silberstein, PLLC, as its independent registered public accounting firm. On the same date, the Board of Directors approved, authorized and engaged the accounting firm of Davis Accounting Group, CPA’s and Accountants, as the Company’s new independent registered public accounting firm.

During the Company's two most recent fiscal years and any subsequent interim period preceding the termination of Maddox Ungar Silberstein, there were no disagreements with Maddox Ungar Silberstein which were not resolved on any matter concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Maddox Ungar Silberstein would have caused Maddox Ungar Silberstein to make reference to the subject matter of the disagreements in connection with its reports.  Maddox Ungar Silberstein as the Company’s independent registered public accounting firm, did not provide an adverse opinion or disclaimer of opinion to the Company’s financial statements, nor modify its opinion as to uncertainty, audit scope or accounting principles.  The audit opinions were modified to contain a going concern qualification during the Company’s two most recent fiscal years.

The Company has requested that Maddox Ungar Silberstein furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter is attached as an exhibit to this Form 8-K.

On September 30, 2009, the Company engaged Davis Accounting Group, CPA’s and Accountants, as its independent registered public accounting firm.  During the period prior to the engagement of Davis Accounting Group, neither the Company nor anyone on its behalf consulted Davis Accounting Group regarding the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

16.1	Letter from Maddox Ungar Silberstein, PLLC, dated October 2, 2009 to the Securities and Exchange Commission regarding statements included in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AFFINITY GOLD CORP.

By:	/s/ Corey Sandberg
Name:	Corey Sandberg
Title:	Secretary and Director

Date: October 2, 2009

EXHIBIT INDEX

Exhibit No.	Description of Exhibit	Page Number
16.1	Letter from Maddox Ungar Silberstein, PLLC, dated October 2, 2009 to the Securities and Exchange Commission regarding statements included in this Form 8-K.	5